CBMG

CELLULAR BIOMEDICINE GROUP

December, 2012

Safe Harbour

Statements made in this presentation relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors inherent in doing business. Forward-looking statements may be identified by terms such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "forecasts," "potential," or "continue," or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot assure you the announced merger with EastBridge will be consummated and cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

Vision

CBMG

CBMG applies advancements in biotechnology to establish a pipeline of cell-based therapeutic products leading to expeditious fulfillment of disease treatment in China.

Overview of CBMG

1. **Five cell-based platforms** capable of developing clinical therapies for various cancerous and degenerative diseases:

	Cell Technologies	Diseases
1	TC - DC	Cancers
2	haMPC	Joints Disease
3	huMPC	Central Nervous Disease
4	MNP	
	Neuronal SC	
5	hfNSC	
	hfHPC	Liver Disease

2. Safety profile and efficacy data derived from multiple platforms **indicate near, medium and long term value momentum**. Multiple inflection points exist for each platform as therapies enter into clinical use.

Note:
1. TC - DC – tumor cell specific Dendritic Cell Therapy
2. haMPC - adipose derived mesenchymal progenitor cells
3. huMPC - umbilical cord derived mesenchymal progenitor cells
4. MNP – embryo derived motor neuron precursor cells
5. Neuronal SC- embryo derived neuronal cells
6. hfNSC – fetal neuron stem cells
7. hfHPC – fetal hepatic precursor cells

Overview of CBMG (continued)

3. We want to be the first to obtain a Chinese national compliance and set standards for two clinical pathways of cell therapies – autologous cells applied as medical technologies and allogeneic cells for its drugs.
4. Shortened clinical pathways exist in China for autologous cell-based therapies, thus greatly **reducing the risk of time-to-money**.
5. Demonstrated very high capital efficiency in operations by enabling multiple trials with limited capital.
6. Led by a team of **US trained executives** with extensive connections in both US and China and experience in large business creation, CBMG is poised to be one of the best translational medicine platforms in the world.

Corporate Governance



Tony Liu
- Chairman of CBMG Audit Committee
- VP of Alibaba, CFO of HiChina
- Former Microsoft GM and CFO of China



Professor Dai Jianping, MD
- Member of CBMG Board
- Vice Chairman of Chinese Association of Medical Doctors
- Vice Chairman of Chinese Association of Hospitals

Management Team



Wen Tao (Steve) Liu, PhD
Chairman and CEO
- PhD, Physical Chemistry, Rensselaer Polytechnic Institute, New York
- Former President & CEO, Seeo Inc.
- Former President & CEO, Shanghai Hua Hong NEC Electronics Company



Wei (William) Cao, PhD, BM
President, COO and Director
- PhD, Pharmacology from Medical College of Virginia
- Former Research Fellow in Pathology, Harvard Medical School
- Former Fellow in Cardiothoracic Surgery, Stanford Univ Medical School
- Former General Manager, Affymetrix Greater China



Andy Chan, JD, MBA
Chief Financial Officer, Director and Board Secretary
- Jurisprudence Doctorate (JD), South Texas College of Law
- Master in Business Administration from Nova University
- Former VP, BD & China Operations, Jazz Semiconductor
- Former Senior Director, Strategic Business Development, Allied Signal Aerospace

Management Team



Chase Dai, MD,
Vice President and GM of Autologous Products Business Unit
Former CEO of Meijin Genetic Biotechnology
Cardiologist of Beijing 301 Hospital



Helen Zhang, BM
Vice President, Technology and Manufacturing
- Former Associate Director, Harvard Gene Therapy Initiative, Harvard Medical School
- Former Max-Delbruck Research Fellow, National Research Center for Molecular Medicine, Berlin, Germany



Zhou Mingyuan, PhD
Chief Scientist
- Post-Doctoral Associate and Instructor, University of Illinois at Chicago
- Former Senior Scientist & Associate Director, Gene Therapy Center, University of Pennsylvania
- Former Senior Scientist, Wistar Cancer Institute

Auditor, Tax, Accountant , Legal Advisor

BDO as Auditor
BDO Ranked # 8 in Top 100 Firms in 2012.

Ernest & Young as International Tax Advisor
Tax expertise for CBMG's international structure.

PWC as US GAAP consultant

Maxim as Investment Banker
With renowned, authoritative biomedicine analyst Jason Kolbert.

Richardson Patel as Securities Law Firm

Autologous Technology Pipeline

Technology	Diseases to be Treated	Preclinical	IND	Single Phase
TC - DC	Hepatocellular Carcinoma (Liver cancer)			
	Metastatic Melanoma			
	Ovarian Cancer			
	Lung Cancer			
	Gastric Cancer			
haMPC	Knee Osteoarthritis			

- TC - DC is classified as Medical Technology, not stem cell program
- haMPC is also be analogous cells and is classified as Medical Technology

Leverage US skin cancer trialed data

Completed

Work in Progress

Knee Osteoarthritis Therapy

- **Prevalence**: More than 15 million patients in China. 53% will become handicapped in later years.
- **Current therapies**: pain killer and steroids, even amputation.
- **Our Treatment Method:** Intra-articular injections of haMPC, currently undergoing clinical trial.
- **Efficacy:** Pain relief shown in two weeks after first treatment.
- **Mechanism of action:**
  - MPC has anti-inflammatory effect by secreting chemicals to down regulate immune response.
  - MPC can also regenerate damaged joint tissues.


Femur/femoral condyle
Joint cavity/capsule lined with synovial membrane
Patella
Injection into joint space
Fibula
Tibia

Tumor Cell Specific Dendritic Cell Therapy (TC - DC) for Liver Cancer

- **Market:** 300,000 new patients per year in China and 45% of the worldwide patients are in China.
- **Current Therapy:** Surgical removal of tumor, but two years recurrence rate is 51%. Post surgery, median survival time is 13 months
- **Mechanism of action:** Dendritic cells educated to efficiently presenting cancer stem cells so to trigger effective cascade immune response against cancer stem cells, the root cause of cancer metastasis and recurrence.
- **Proven technology platform**
  - Strong safety profile;
  - Autologous cells, no rejection
  - Phase II melanoma trial result: 5 year overall survival 54% in therapy group, vs. 10% in control group;



Tumor peptide
Tumor protein
RNA coding
for tumor protein
Activation
HLA I
TCR
CTL
B7
CD28
Apoptosis
TU
DC
B7
CD28
CD4
HLA II
TCR
Activation
IL-2
CTL
Activation
IFN-γ
CD40L-CD40
DC
Antigen presentation
Apoptosis
TU

US Trial Data on Skin Cancer



Proportion Surviving
Median OS = NR at 54 mos
5-year OS =54%;
Median PFS = 4.3 mos
5-year OS = 18%
Months After Starting Vaccine



Percent Surviving
DC/TC (5/18 (dead
(16/24 dead) TC
Months

2-year OS = 72% (DC/TC) vs 30% (TC)

- Stage IV patients' median survival time is **1.4 years**.

- DCT has shown extraordinary life-saving effect through two clinical phase II trials in the USA. Five year survival rate is 54% vs other treatments at 10%. The DTC's median survival time is **4.5 years**.

- We are duplicating clinical trials in China based on US trials.

- 30,000 new cases per year in China.

Allogeneic Technology Pipeline

Technology	Indication	Preclinical	IND	Phase I	Phase II	Phase III
MNP	Spinal Muscular Atrophy (SMA)					
	Amyotrophic lateral sclerosis (ALS)					
huMPC	Glucoma					
Neuronal Stem Cells	Stroke					
hfNSC	Alzheimer's					
hfHP	Liver cirrhosis					

* Assumed allogeneic stem cell programs will follow the drug approval path, which include 3 phases trials

Accomplished in U.S.

Work in Progress

Expected Pipeline Developmental Events for Revenue Generation

Technology	Indication	2013	2014	2015	2016	2017	2018
TC - DC	Hepatocellular Carcinoma (Liver cancer)*				●		
	Metastasis Melanoma*			●			
	Ovarian Cancer*				●		
	Lung Cancer*						
	Gastric Cancer*						
haMPC	Knee Osteoarthritis*	●					
MNP	Spinal muscular atrophy type I**					●	

* Autologous cell therapy is regulated as Medical Technology, ie., clinical trial is composed of safety and efficacy phases. Allogeneic cell therapy may be regulated as drug, ie., three phases of clinical trials may be required for approval.

** Apply for orphan drug approval, ie., two phases of trial are required for approval;

Facility and Credentials



- CBMG Shanghai facility is GMP certified by ENV Inc. , a service provider of GMP certification certified by FDA. CBMG occupies two floors of a building in this high tech industrial park.

- Both CBMG Shanghai and Wuxi facility are GMP certified by SFDA certified institute
- CBMG Shanghai received Provisional Accreditation for its aMPC production and clinical application by Int'l Cellular Medicine Society of AABB

- Wuxi Government authorized CBMG Wuxi as "Wuxi Stem Cell Technology Translation Center"

- CBMG President William Cao is an elected member of Expert Committee, The 3rd Medical Technology Approval Office, Chinese Medical Doctor Association, Ministry of Health, PRC